CERTIFICATION  OF  CHIEF  EXECUTIVE  OFFICER AND ACTING CHIEF ACCOUNTING OFFICER
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OF  Consolidated  Medical  Management,  Inc.  pursuant  to  Section  906  of
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THE  SARBANES-OXLEY  ACT  OF  1992  AND  SECTION  1350  OF  18  U.S.C.  63.
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I, Timothy G. Byrd, Sr., the Chief Executive Officer and Acting Chief Accounting
Officer of Consolidated Medical Management, Inc. hereby certify that to my knowledge, Consolidated Medical Management's periodic report on Form 10-KSB for the period ended December 31, 2005, fully complies with the requirements of
Section 13(a) or 15 (d) of the Securities Exchange Act of 1934 and that information contained in the periodic report on Form 10-KSB and the financial statements contained herein fairly presents, in all material respects, the financial condition and results of the operations of Consolidated Medical Management, Inc.



     Date:  April  17,  2006              /s/  Timothy  G.  Byrd,  Sr.

                                          Timothy  G.  Byrd,  Sr.,
                                          Chief  Executive  Officer
                                          Consolidated  Medical  Management